AXS 1.25X NVDA Bear Daily ETF

(Ticker Symbol: NVDS)

AXS Cannabis ETF

(Ticker Symbol: THCX)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated July 24, 2023, to each currently effective.

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

On July 19, 2023, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the AXS 1.25X NVDA Bear Daily ETF (“NVDA ETF”) and the AXS Cannabis ETF (the “Cannabis ETF”), a reverse split of the issued and outstanding shares of each ETF.

After the close of trading on each ETF's respective Exchange on or about August 8, 2023 (the “Record Date”), each ETF will affect a reverse split of its issued and outstanding shares as follows:

ETF Name	Reverse Split Ratio	Exchange	Approximate decrease in total number of shares outstanding
AXS 1.25X NVDA Bear Daily ETF	1-for-5	Nasdaq	80%
AXS Cannabis ETF	1-for-10	NYSE Arca	90%

Shares of each ETF will begin trading on its respective Exchange on a split-adjusted basis on or about August 9, 2023.

As a result of these reverse splits, every 5 shares of the NVDA ETF and every 10 shares of the Cannabis ETF will be exchanged for one share of the respective ETF. Accordingly, the total number of issued and outstanding shares of each ETF will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will increase approximately 5 times for the NVDA ETF and approximately 10 times for the Cannabis ETF. The reverse splits will not change the total value of a shareholder’s investment, except with respect to the redemption of fractional shares as described below. The table below provides a simplified illustration of the effect of a hypothetical 1-for-5 and 1-for-10 reverse split (actual NAV, shares and total market value may vary):

1-for-5 Reverse Split (NVDA ETF)

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	1250	$8	$10,000
Post-reverse split	250	$40	$10,000

1-for-10 Reverse Split (Cannabis ETF)

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-reverse split	5000	$2	$10,000
Post-reverse split	500	$20	$10,000

Each reverse split may result in a shareholder holding a fractional share of an ETF. However, fractional shares cannot trade on either Exchange. Depending on the policies of a shareholder’s broker, shareholders who otherwise would be entitled to receive fractional shares may instead receive an amount of cash equivalent to the value of a fraction of one share to which such holder would otherwise be entitled. Please consult your broker about its policies regarding fractional shares. The redemption of such fractional shares may have tax implications for those shareholders, and a shareholder could recognize a gain or a loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split is not expected to result in a taxable transaction for ETF shareholders. Please consult your tax advisor about the potential tax consequences. No transaction fee will be imposed on shareholders for the redemption of fractional shares.

For additional information regarding these reverse splits, shareholders may call the ETFs at 1-303-623-2577.

Please file this Supplement with your records.